Exhibit 10(i)

CONSENT OF INDEPENDENT AUDITORS’

To the Board of Directors of
Massachusetts Mutual Life Insurance Company

        We consent to the inclusion in this Post-Effective Amendment No. 19 to Registration Statement No. 2-75412 on Form N-4 of our reports dated February 1, 2000 on our audit of Variable Annuity Fund 4 and Flex Annuity IV (Qualified) Segments of Massachusetts Mutual Variable Annuity Separate Account 1, February 14, 2000 on our audit of the Flex Annuity IV (Non-qualified) Segment of Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 1999 and for the year then ended, and of our report dated February 1, 2000, on our audit of the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 1999 and for the year then ended, which includes explanatory paragraphs relating to the use of statutory accounting practices, which differ from generally accepted accounting principles. We also consent to the reference to our Firm under the caption “Experts” appearing in the Statement of Additional Information.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 24, 2000